GLOBAL X FUNDS
(the “Trust”)

Global X Russell 2000 Covered Call ETF (RYLD) (the “Fund”)

SUPPLEMENT DATED JUNE 17, 2022
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2022, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Statutory Prospectus and SAI for the Fund.

Effective July 1, 2022, the primary listing exchange of the Global X Russell 2000 Covered Call ETF (the “Fund”) will be changed from the Cboe BZX to the NYSE Arca, Inc. As such, all references to the Cboe BZX as the primary listing exchange of the Fund are changed to the NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE